UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 9, 2006

                           New Century Companies, Inc.
             (Exact name of registrant as specified in its chapter)

          Delaware                      000-09459                06-10345787
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)

       9835 Santa Fe Springs Road
          Santa Fe Springs, CA                                       90670
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (562) 906-8455

                                       N/A
          (Former name or former address, if changed since last report)

Item 9.01 Financial Statements and Exhibits

      (c) The following exhibits are being disclosed and furnished herewith in connection with the completed financing transaction with CAMOFI Master LDC for the acquisition of Quilite International LLC by New Century Companies, Inc. as referenced in the Form 8-K dated March 6, 2006:

      Exhibit No.       Exhibit Description
      -----------       -------------------

      10.1 Securities Purchase Agreement between New Century Companies, Inc. and CAMOFI Master LDC

      10.2 12% Senior Secured Convertible Note issued by New Century Companies, Inc. in favor of CAMOFI Master LDC

      10.3              Common Stock Purchase Warrant issued to CAMOFI Master
                        LDC

      10.4 Registration Rights Agreement between New Century Companies, Inc. and CAMOFI Master LDC

      10.5 Escrow Agreement between New Century Companies, Inc., CAMOFI Master LDC and Katten Muchin Rosenman LLP, as Escrow Agent

      10.6              Security Agreement between New Century Companies, Inc.
                        and its current and future subsidiaries on the one hand, and CAMOFI Master LDC on the other hand

      10.7 Subsidiary Guarantee provided by all current and future subsidiaries of New Century Companies, Inc. to CAMOFI Master LDC

      10.8 Lock-up Agreement with certain shareholders of New Century Companies, Inc.

      99.1              Press release text of New Century Companies, Inc., dated
                        March 7, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 9, 2006                            NEW CENTURY COMPANIES, INC.


                                                By: /s/ David Duquette
                                                    ----------------------------
                                                    David Duquette
                                                    President